SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                               December 12, 2001
             ------------------------------------------------
             Date of Report (Date of Earliest Event Reported)



                       EAGLE BUILDING TECHNOLOGIES, INC.
          ------------------------------------------------------
          (Exact name of Registrant as specified in its charter)




                                   Nevada
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)



       0-26322                                        88-0327648
------------------------                   ---------------------------------
(Commission File Number)                   (IRS Employer Identification No.)


           20283 State Road 7, Suite 213, Boca Raton, Florida 33498
           --------------------------------------------------------
                   (Address of Principal Executive Offices)



                               (561) 487-3600
                      -------------------------------
                      (Registrant's Telephone Number)


         _____________________________________________________________
         (Former Name or Former Address, if changed since last report)



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ITEM 5.   OTHER EVENTS.
          -------------

     On December 11, 2001, the Company filed a complaint in the Circuit Court for Palm Beach County, Florida, against an unidentified defendant known as "Spadeboy" who posted false defamatory, and libelous information about the Company on the internet website known as Raging Bull. The Company's complaint seeks to ascertain the true identity of the defendant known as "Spadeboy". Once the true identity of the defendant is discovered, the Company will pursue all available remedies.


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                           SIGNATURES


Pursuant to the requirements of the securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EAGLE BUILDING TECHNOLOGIES, INC.


Dated: December 12, 2001
                                    By:______/s/Anthony D'Amato________
                                       Anthony D'Amato, Chairman


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